Exhibit 99.2

FOCUSED ON WORLD CLASS PERFORMANCE Year - End 2019 Results and Outlook January 30, 2020

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to "earnings" are on an adjusted basis. All references to net income refer to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Similarly, management views the ratio of Funds From Operations (FFO)/Average Debt as a key measure of the company's operating financial performance and its financial position, and uses the ratio for external communications with analysts and investors. Because the company does not establish its target FFO/Average Debt ratio based on a specific target numerator and target denominator, the company is unable to provide a reconciliation to a comparable GAAP financial measure for future periods.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

2

Agenda Business Update & Outlook Patti Poppe 5 - yr Capital Plan Update President & CEO Financial Results Rejji Hayes Executive VP & CFO 3 PROFIT PLANET PEOPLE

Financial Results & Outlook . . . . . . 17 th consecutive year of industry - leading financial performance. a _ _ _ _ _ a Adjusted EPS (non - GAAP) a Long - Term Outlook • EPS & DPS Growth +6% to +8% a vs. 4 • 5 - yr Capital Plan (Bn) $12¼ Up from $11¾ 2019 Results Amount Prior Year • EPS $2.49 +7% • Operating Cash Flow (MM) $1,790 $87 2020 Outlook • EPS Guidance $2.64 – $2.68 +6% to +8% • Annual Dividend $1.63 +7%

# CMS' 2019 Performance Exemplifies . . .

CMS ENERGY



## PEOPLE

- Ranked #1 for customer satisfaction in Midwest residential gas by JD Power
- Ranked top tercile for customer satisfaction in Midwest residential electric by JD Power
- Attracted 75 MWs of new electric load to Michigan
- Ranked 1st quartile for employee engagement



## PLANET

- Approval of Integrated Resource Plan
- Announced net zero methane emissions goal by 2030 for our gas delivery system
- Expanded Utility wind portfolio by 30%
- Enhanced, restored or protected ~1,500 acres of land
- Reduced water use by 286 million gallons
- Achieved 473 MWs of Demand Response


WALL ST

## PROFIT

- 17 years of +7% EPS[a] growth
- Raised dividend +7% YoY, 14th increase in as many years
- Generated ~$1.8 Bn of operating cash flow
- Issued tax-exempt financing to restore coal ash sites
- IRP order approved 5.88% incentive on PPAs



## PERFORMANCE

- Constructive regulatory outcomes with electric settlement and gas order
- Realized >$20 MM of waste elimination through the CE Way
- Best performance ever for customer on-time delivery (COTD)
- Finished #1 overall (2nd year consecutively) in the sector for cyber security testing
- Reduced 600k calls to contact centers

[a] Adjusted EPS (non-GAAP) CAGR

. . . world class performance delivering hometown service.

5

$1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 Managing Work Every Year . . . . . . maximizes benefits for customers and investors . 2012 2013 2014 2015 Offsets Record warm Mild Summer Cost productivity above plan Reinvestment Hot Summer Mild Winter Cost productivity above plan 0 EPS _ _ _ _ _ Adjusted EPS (non - GAAP) a 2016 Storms Cost productivity above plan Cost productivity 2017 +7% +7% +7% +7% +7% +7% Weather & Storms 2018 +7% Hot Summer 2019 Storms Reinvestment +7% 6 Cold January Cost Offsets a

2020 Priorities . . . . . . will enable an 18 th year of strong performance. 7 Performance Planet Profit People • Top decile safety performance – Implement gas safety management system (API 1173) – Eliminate 9,250 gas vintage services • Top quartile Customer Experience Index ( CXi ≥ 72) • Maintain top quartile employee engagement • Continue progress in reduction of CO 2 and methane emissions • Enhance, restore or protect 1,000 acres of land • Reduce water use by 200 million gallons • Consistent industry - leading financial performance • Solid investment grade credit ratings • Meet customer affordability targets • Meet O&M cost performance targets ENABLING THOSE CLOSEST TO THE WORK through Utilizing the 5 Basic Plays Visual Management Operating Reviews Problem Solving Standard Work

Utility Customer Investment Plan . . . . . . includes increased renewables and maintains focus on safety & reliability. Rate Base Growth Investment Plan Prior ‘19 - ‘23 Plan Capital Investment ( Bn ) : Renewables Electric Utility Gas Utility Total $25 Bn 10 - Yr Plan with $3 - $4 Bn of Opportunities $ 1¾ 5½ 5 $ 12¼ $ 1¾ 5 5 $ 11¾ New ‘20 - ‘24 Plan 10 - yr Plan includes years 2019 through 2028 _ _ _ _ _ 2019 2024 $17½ $24½ +7% Electric Gas Renewables a a 8

Regulatory Outlook . . . Electric Regulatory / Policy 2019 . . . l imited to general rate cases. 9/26: Final order U - 20322 Q1: File next electric rate case 12/16: Filed $245 MM U - 20650 10.5% ROE Gas Gas a Final order $157 MM, 9.9% ROE excluding $13 MM of Calc. C included in rates, offset by lower tax expense 2020 Oct. Expected final order 2016 Energy Law fully implemented Dec. Expected final order 9 a

+7% Consistent Growth Through . . . Recession Governor (D) Commission (D) Commission (R) Recession 7% CAGR Polar vortex Cold Feb. Mild summer Warm winter Hot summer Hot summer Cold winter Cold winter Summer - “less” Mild summer Mild summer Commission (D) Hurt Help EPS _ _ _ _ _ Adjusted EPS ( non - GAAP ) a Warm winter Hot summer Dividend Weather . . . changing circumstances . Commission (I) Cold Feb. Warm Dec. Warm winter Warm winter +6% to +8% b _ _ _ _ _ Non - GAAP 2003 2005 2006 2007 2008 2009 2010 2011 2004 2018 2017 2016 2015 2014 2013 2012 2019 Hot summer (D) 10 2020 Governor (R) (D) Storms a b

2019 Results . . . . . . reflect 7% EPS growth. Results $2.32 2018 2019 $ 2.39 EPS -- (GAAP) +7% Adjustments Adjusted (non - GAAP) 0.10 $ 2.49 0.01 $2.33 By Business Segment $ 2.63 0.12 (0. 43 ) $ 2.49 EPS Adjusted EPS -- (GAAP) Adjustments Adjusted (non - GAAP) 58 ¢ 10 68 ¢ 2019 Fourth Quarter b $2.63 – $2.67 0.14 (0.46) $2.47 – $2.51 Jan. 2019 Guidance 11 _ _ _ _ _ b Adjusted EPS (non - GAAP) b b Consumers Enterprises EnerBank Parent and other CMS Energy 38¢ 2 40 ¢ 2018 0.17 0.16 _ _ _ _ _ a See appendix for additional details a a

2019 Targets Achieved . . . Adjusted EPS (non - GAAP) DPS growth Operating cash flow (MM) Customer bills Electric Gas FFO/average debt (non - GAAP) Utility investment ( Bn ) Planned e quity issuance (MM) . . . providing sustainable benefits for customers and investors. Target $2.47 – $2.51 +6% to +8% $1,650 2% ~ 17% $2.2 Actual $2.49 $1,790 (2) % ~17½ % $2.3 $70 None ($250 priced) (4)% In - line w/ earnings a Assumes residential weather normalized sales (solid investment grade) +7% (3)% 12 a In - line w/ earnings

2020 Guidance . . . . . . built on 2019’s actual performance. $2.84 – $2.88 0.08 – 0.10 0.18 – 0.20 (0.46) – (0.50) $2.64 – $2.68 _ _ _ _ _ a Adjusted EPS (non - GAAP) a 13 +6% to +8% Utility Enterprises EnerBank Parent and other Consolidated EPS Adjusted EPS (non - GAAP)

2020 EPS . . . 2019 2020 . . . supports another year of 6% to 8% growth. a _ _ _ _ _ Adjusted EPS (non - GAAP) (6)¢ $2.49 $2.64 – $2.68 +6% to +8% 6¢ 17¢ Approved : Gas (U - 20322) REP (U - 18231) Pending: Gas (U - 20650) $157 MM $25 MM $245 MM 14 $13 MM of Calc. C included in rates, offset by lower tax expense b b (2) - 2¢ Normal Weather Cost Savings Rates & Investments Usage, Tax & Other a

Our Entire Cost Structure . . . Cost Components Residential Bills as % of Wallet . . . offers cost reduction opportunities to maintain customer affordability. ~70% 15 a Source: Fred.stlouisfed.org, Bls.gov, Consumers Internal Bills; Percentages may not total100% due to rounding. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Fuel and Power Costs Taxes 100% Capital Investments O&M Costs Cost of Capital ~70% (Electric & Gas) a Housing ~ 26 % Other ~ 30% Food ~ 13% Utility Bill ~ 4% Utility Bill ~ 3½% Down 50 bps! Consumers Energy Bill as % of Michigan Household Income, in current d ollars . Healthcare ~ 8% TV & Phone ~ 4% Housing ~ 30% Other ~ 30% Transportation ~ 15% Food ~ 12% Healthcare ~ 5% TV & Phone ~ 4% ~$17 Bn Customer Investment (2007 - 2018) Transportation ~ 15% 2007 2018

Strong Economic Development . . . . . . drives industrial activity and long - term high - margin load growth. 16 Economic Development Building Permits Population Growth Unemployment* 229 8 3.0 128 6 3.5 Grand Rapids U.S . Economic Indicators: % % % % % % *Nov. 2019 Unemployment Source: bea.gov, census.gov, bls.gov 2010 2018 a 12 months Dec . 2010 Dec . 2019 Editor’s Choice Top Utility Honorable Mention (Economic Development Deal of the Year) – Business Facilities Deal of the Year Award (Glanbia Campus) – Mid - America Economic Development Council Residential Customer Growth Utilities in Economic Development – Site Selection Magazine Michigan investment + jobs _ _ _ _ _ 2015 - 2019 annual average w eather normalized sales growth, excluding Energy Efficiency 139% 1% 4.0% MI 0.2% 0.4% 0.7% 0.6% 0.5% 2015 2016 2017 2018 2019 Avg. Electric Customer Count 0.6% 0.8% 0.8% 0.7% 0.5% 2015 2016 2017 2018 2019 Avg. Gas Customer Count Avg. Annual Sales Growth ~1% c Avg. Annual Sales Growth ~1½% c b _ _ _ _ _ As announced in 2019 a b c

# 2020 and Long-Term Financial Targets . . .

CMS ENERGY

| | 2020 | Long-Term Plan |
|---|---|---|
| Adjusted EPS (non-GAAP) | $2.64 – $2.68<br>+6% to +8% | +6% to +8% |
| DPS growth | In-line w/ earnings | In-line w/ earnings |
| Operating cash flow (MM) | $1,750[a] | Up $100 |
| Customer price | | |
| Electric | <1% | ~ Inflation |
| Gas | <2% | |
| FFO/average debt (non-GAAP) | ~ 17% | Investment grade |
| Utility investment (Bn) | $2.2 | ~ $2.5/ yr. |
| Planned equity issuance (MM) | Up to $250 (priced) | ~ $150/ yr. |

[a] Excludes $531 MM discretionary pension contribution in January 2020 (non-GAAP)

. . . provide sustainable benefits for customer and investors.

17

2020 Sensitivities . . . Full Year Impact Sensitivity EPS OCF Sales Electric (~36,500 GWh) Gas (~300 Bcf ) + 1% + 5 + 6 ¢ + 13 + $ 25 + 50 Gas prices (NYMEX) + 50¢ 0 55 Utility Earned ROE Electric Gas + 10 bps + 10 + 1½ + 1 + 6 + 4 Interest rates + 25 bps <1 2 Effective Tax Rate (16%) + 100 bps 3 0 EE Incentives (1.5% electric) + 25 bps + 1 + 5 – + . . . reflect effective risk mitigation. – + (MM) Reflect 2020 sales forecast; weather - normalized _ _ _ _ _ Adjusted (non - GAAP) a – + – + b 18 Energy Efficiency a b c c

Compelling Investment Thesis . . . . . . adaptive to changing conditions. Aging Infrastructure Constructive Regulation Strong Cash Flow & Balance Sheet Diversified Service Territory Affordable Prices Clean Energy Leader 19

Q & A Thank You!

Appendix

Utility Customer Investment Plan 5 - year Plan ( Bn ) Renewables Electric Utility Gas Utility Total Depreciation & Amortization $0.4 0.9 0.9 $ 2.2 $1.0 2024 $ 0.3 1.1 1.1 $ 2.5 $1.2 2021 2022 2023 Total 2020 $ 0.4 1.1 1.0 $ 2.5 $1.2 $ 0.3 1.1 0.9 $ 2.3 $1.1 $ 0.4 1.2 1.1 $ 2.7 $1.1 $ 1.8 5.4 5.0 $ 12.2 $5.6 22

Operating Cash Flow Generation . . . . . . remains strong and supports our capital plan. (1.3) (0.8) (0.3) 0.2 0.7 1.2 1.7 2.2 2019 2020 2021 2022 2023 2024 Amount (Bn) Investment Cash flow before dividend NOLs & credits $0.2 $0.3 $0.5 $0.5 $0.6 $0.7 ~$10 Bn in aggregate $1.79 $1.75 $1.85 $1.95 $2.05 $2.15 23 _ _ _ _ _ a Excludes $531 MM discretionary pension contribution in January 2020 (non - GAAP) a $

. . . at solid investment - grade levels. Credit Metrics Maintained . . . • Strong financial position • Growing operating cash flow • Return on regulated investment • Supportive regulatory environment Ratings Drivers 24 Consumers Energy CMS Energy Senior Secured Commercial Paper Outlook Senior Unsecured Junior Subordinated Outlook S&P Moody’s Fitch BBB BBB - Stable A A - 2 Stable Aa3 P - 1 Stable A+ F - 2 Stable Baa1 Baa2 Stable BBB BB+ Stable Last Review Oct. 2019 Jul. 2019 Oct . 2019 Highest Governance Practices Score (GA - 1 )

2020 Financing Plan . . . Plan Issuances: (MM) • Supports Utility investment, including pension funding • Senior unsecured & hybrids • Healthy balance sheet Consumers Energy: First Mortgage Bonds Term Loan CMS Parent: New Debt Planned Equity Consumers Energy $100 Retirements: . . . p rovides financing flexibility. $ -- • Refinance FMBs YTD (MM) a _ _ _ _ _ _ As of 1/30/2020 a 25 Pension Contribution $531 Other: • Mitigates risk at low cost $531 Up to $250 MM p riced $650 300 $325 $ -- 300 $ -- -- Potential refinancing

2019 EPS . . . 2018 Weather & Reinvestments Storms Rates & Investment Usage, Enterprises, Tax & Other 2019 . . . illustrates another year of 7% growth. a $2.33 $2.49 (10)¢ 23¢ 1¢ Abs. ‘18 Weather 2019 Weather Abs. ‘18 Reinvestment Total (27)¢ 6 23 2 ¢ Detail: _ _ _ _ _ a Adjusted EPS (non - GAAP) 26 2 ¢

“DIG” (750 MW) & Peakers (200 MW) . . . . . . offers risk mitigation to Plan with future upside opportunities. 0 10 20 30 40 50 60 70 80 90 100 2017 2018 2019 2020-2023 2024+ Pre - Tax Income (MM) $38 Opportunities $ $3.00 $7.50 ~$90 $38 27 _ _ _ _ _ a A ssumes 100% capacity available at $3.00 and $7.50/ kw - month. a b b b $/ kw - month Planning Year (MISO) 2020 Through 2023 Capacity (~$2.00/kw - month) Energy 100% >95% Contracted ~$35/ yr. ~$45 $ 45

GAAP Reconciliation

CMS ENERGY

# CMS ENERGY CORPORATION
## Reconciliation of GAAP EPS to Non-GAAP
## Adjusted EPS by Segment
## (Unaudited)

*In Millions, Except Per Share Amounts*

| | Three Months Ended | | Twelve Months Ended | |
|---|---|---|---|---|
| | 12/31/19 | 12/31/18 | 12/31/19 | 12/31/18 |
| **Electric Utility** | | | | |
| Reported net income per share | $ 0.32 | $ 0.24 | $ 1.79 | $ 1.89 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | 0.02 | - | 0.02 | - |
| Tax impact | (*) | - | (*) | - |
| Tax reform | - | * | - | 0.01 |
| Adjusted net income per share – non-GAAP | $ 0.34 | $ 0.24 | $ 1.81 | $ 1.90 |
| **Gas Utility** | | | | |
| Reported net income per share | $ 0.40 | $ 0.23 | $ 0.82 | $ 0.60 |
| *Reconciling items:* | | | | |
| Tax reform | - | * | - | * |
| Adjusted net income per share – non-GAAP | $ 0.40 | $ 0.23 | $ 0.82 | $ 0.60 |
| **Enterprises** | | | | |
| Reported net income per share | $ 0.05 | $ - | $ 0.12 | $ 0.12 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | (*) | 0.03 | * | 0.03 |
| Tax impact | * | (*) | (*) | (*) |
| Gain on assets previously sold | - | - | (*) | (0.01) |
| Tax impact | - | - | * | * |
| Tax reform | - | (0.01) | - | (0.02) |
| Adjusted net income per share – non-GAAP | $ 0.05 | $ 0.02 | $ 0.12 | $ 0.12 |
| **EnerBank** | | | | |
| Reported net income per share | $ 0.06 | $ 0.04 | $ 0.17 | $ 0.13 |
| *Reconciling items:* | | | | |
| Tax reform | - | * | - | * |
| Adjusted net income per share – non-GAAP | $ 0.06 | $ 0.04 | $ 0.17 | $ 0.13 |
| **Corporate Interest and Other** | | | | |
| Reported net loss per share | $ (0.25) | $ (0.13) | $ (0.51) | $ (0.42) |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | 0.11 | * | 0.11 | * |
| Tax impact | (0.03) | (*) | (0.03) | (*) |
| Tax reform | - | (*) | - | (*) |
| Adjusted net loss per share – non-GAAP | $ (0.17) | $ (0.13) | $ (0.43) | $ (0.42) |
| **Consolidated** | | | | |
| Reported net income per share | $ 0.58 | $ 0.38 | $ 2.39 | $ 2.32 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | 0.13 | 0.03 | 0.13 | 0.03 |
| Tax impact | (0.03) | (*) | (0.03) | (*) |
| Gain on assets previously sold | - | - | (*) | (0.01) |
| Tax impact | - | - | * | * |
| Tax reform | - | (0.01) | - | (0.01) |
| Adjusted net income per share – non-GAAP | $ 0.68 | $ 0.40 | $ 2.49 | $ 2.33 |
| **Average Common Shares Outstanding – Diluted** | 284.8 | 283.3 | 284.3 | 282.9 |

* Less than $0.01 per share.

29

# CMS ENERGY CORPORATION
# Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter
# (Unaudited)

| | *In Millions, Except Per Share Amounts* | | | |
|---|---|---|---|---|
| | 2019 | | | |
| | 1Q | 2Q | 3Q | 4Q |
| **Net Income Available to Common Stockholders** | $ 213 | $ 93 | $ 207 | $ 167 |
| *Reconciling items:* | | | | |
| Electric utility and gas utility | - | - | - | 6 |
| Tax impact | - | - | - | (1) |
| Enterprises | (*) | * | 1 | (1) |
| Tax impact | * | (*) | (*) | * |
| EnerBank | - | - | - | - |
| Tax impact | - | - | - | - |
| Corporate interest and other | * | * | * | 31 |
| Tax impact | (*) | (*) | (*) | (8) |
| **Adjusted Net Income – Non-GAAP** | $ 213 | $ 93 | $ 208 | $ 194 |
| **Average Common Shares Outstanding – Diluted** | 283.6 | 284.0 | 284.6 | 284.8 |
| **Diluted Earnings Per Average Common Share** | $ 0.75 | $ 0.33 | $ 0.73 | $ 0.58 |
| *Reconciling items:* | | | | |
| Electric utility and gas utility | - | - | - | 0.02 |
| Tax impact | - | - | - | (*) |
| Enterprises | (*) | * | * | (*) |
| Tax impact | * | (*) | (*) | * |
| EnerBank | - | - | - | - |
| Tax impact | - | - | - | - |
| Corporate interest and other | * | * | * | 0.11 |
| Tax impact | (*) | (*) | (*) | (0.03) |
| **Adjusted Diluted Earnings Per Average Common Share – Non-GAAP** | $ 0.75 | $ 0.33 | $ 0.73 | $ 0.68 |

| | *In Millions, Except Per Share Amounts* | | | |
|---|---|---|---|---|
| | 2018 | | | |
| | 1Q | 2Q | 3Q | 4Q |
| **Net Income Available to Common Stockholders** | $ 241 | $ 139 | $ 169 | $ 108 |
| *Reconciling items:* | | | | |
| Electric utility and gas utility | - | - | - | - |
| Tax impact | - | - | - | 2 |
| Enterprises | * | (3) | * | 8 |
| Tax impact | (*) | 1 | (*) | (5) |
| EnerBank | - | - | - | - |
| Tax impact | - | - | - | * |
| Corporate interest and other | * | * | * | * |
| Tax impact | (*) | (*) | (*) | (1) |
| **Adjusted Net Income – Non-GAAP** | $ 241 | $ 137 | $ 169 | $ 112 |
| **Average Common Shares Outstanding – Diluted** | 282.2 | 282.6 | 283.2 | 283.3 |
| **Diluted Earnings Per Average Common Share** | $ 0.86 | $ 0.49 | $ 0.59 | $ 0.38 |
| *Reconciling items:* | | | | |
| Electric utility and gas utility | - | - | - | - |
| Tax impact | - | - | - | * |
| Enterprises | * | (0.01) | * | 0.03 |
| Tax impact | (*) | * | (*) | (0.01) |
| EnerBank | - | - | - | - |
| Tax impact | - | - | - | * |
| Corporate interest and other | * | * | * | * |
| Tax impact | (*) | (*) | (*) | (*) |
| **Adjusted Diluted Earnings Per Average Common Share – Non-GAAP** | $ 0.86 | $ 0.48 | $ 0.59 | $ 0.40 |

* Less than $0.5 million or $0.01 per share.

30

31 CMS ENERGY CORPORATION Reconciliations of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) Net Income Available to Common Stockholders $ 167 $ 108 $ 680 $ 657 Reconciling items: Other exclusions from adjusted earnings 36 8 37 9 Tax impact (9) (*) (9) (*) Gain on assets previously sold - - (*) (4) Tax impact - - * 1 Tax reform - (4) - (4) Adjusted net income – non-GAAP $ 194 $ 112 $ 708 $ 659 Average Common Shares Outstanding Basic 283.0 282.6 283.0 282.2 Diluted 284.8 283.3 284.3 282.9 Basic Earnings Per Average Common Share Reported net income per share $ 0.59 $ 0.38 $ 2.40 $ 2.33 Reconciling items: Other exclusions from adjusted earnings 0.13 0.03 0.13 0.03 Tax impact (0.03) (*) (0.03) (*) Gain on assets previously sold - - (*) (0.01) Tax impact - - * * Tax reform - (0.02) - (0.02) Adjusted net income per share – non-GAAP $ 0.69 $ 0.39 $ 2.50 $ 2.33 Diluted Earnings Per Average Common Share Reported net income per share $ 0.58 $ 0.38 $ 2.39 $ 2.32 Reconciling items: Other exclusions from adjusted earnings 0.13 0.03 0.13 0.03 Tax impact (0.03) (*) (0.03) (*) Gain on assets previously sold - - (*) (0.01) Tax impact - - * * Tax reform - (0.01) - (0.01) Adjusted net income per share – non-GAAP $ 0.68 $ 0.40 $ 2.49 $ 2.33 * Less than $0.5 million or $0.01 per share. In Millions, Except Per Share Amounts Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements. Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. Three Months Ended Twelve Months Ended 12/31/19 12/31/18 12/31/19 12/31/18

32 CMS ENERGY CORPORATION Reconciliation of Non - GAAP FFO to Average Debt Ratio (Unaudited) FUNDS FROM OPERATIONS Net Cash Provided by Operating Activities $ 1,790 Reconciling items: Working capital 63 Other (132) Funds From Operations (FFO) – Non-GAAP $ 1,721 AVERAGE DEBT Indebtedness Long-term debt (1) $ 13,062 $ 11,589 Capital leases and financing obligation (1) 95 91 Notes payable (1) 90 97 Total Indebtedness 13,247 11,777 Reconciling items: Securitization debt (1) (251) (277) EnerBank debt (1) (2,389) (1,758) 50% of Junior subordinated notes (1) (555) (240) Adjusted Debt – Non-GAAP $ 10,052 $ 9,502 Average Debt – Non-GAAP $ 9,777 (1) FFO TO AVERAGE DEBT RATIO Funds from operations (FFO) – non-GAAP $ 1,721 Average debt – non-GAAP $ 9,777 FFO to Average Debt Ratio – Non-GAAP 17.6% 12/31/19 Includes current and non-current portions. In Millions As of 12/31/19 12/31/18 Year Ended 12/31/19 In Millions In Millions, Except Ratio Year Ended

# CMS ENERGY CORPORATION
## Earnings Per Share By Year GAAP Reconciliation
## (Unaudited)

| | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | GAAP 2019 over 2003 CAGR | GAAP 2019 over 2018 Growth |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Reported earnings (loss) per share - GAAP** | ($0.30) | $0.64 | ($0.44) | ($0.41) | ($1.02) | $1.20 | $0.91 | $1.28 | $1.58 | $1.42 | $1.66 | $1.74 | $1.89 | $1.98 | $1.64 | $2.32 | $2.39 | NM | 3% |
| **Pretax items:** | | | | | | | | | | | | | | | | | | | |
| Electric and gas utility | 0.32 | (0.60) | - | - | (0.06) | 0.08 | 0.55 | 0.05 | - | 0.27 | - | - | - | 0.04 | - | - | 0.02 | | |
| Tax impact | (0.11) | 0.21 | - | - | (0.01) | (0.03) | (0.22) | (0.02) | - | (0.10) | - | - | - | (0.01) | 0.12 (b) | 0.01 | (*) | | |
| Enterprises | 0.93 | 0.97 | 0.06 | (0.12) | 1.67 | (0.02) | 0.14 | (0.05) | * | (0.01) | * | 0.05 | * | * | * | 0.02 | * | | |
| Tax impact | (0.19) | (0.35) | (0.02) | 0.10 | (0.42) | * | (0.05) | 0.02 | (0.11) | * | (*) | (0.02) | (*) | (*) | 0.20 (b) | (0.02) | (*) | | |
| EnerBank | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | | |
| Tax impact | - | - | - | - | - | - | - | - | - | - | - | - | - | - | 0.01 (b) | * | - | | |
| Corporate interest and other | 0.25 | (0.06) | 0.06 | 0.45 | 0.17 | 0.01 | 0.01 | * | - | * | * | * | * | 0.02 | 0.01 | * | 0.11 | | |
| Tax impact | (0.09) | 0.03 | (0.02) | (0.18) | (0.49) | (0.03) | (*) | (*) | (0.01) | (*) | (*) | (*) | (*) | (0.01) | 0.19 (b) | (*) | (0.03) | | |
| Discontinued operations (income) loss, net | (0.16) | 0.02 | (0.07) | (0.03) | 0.40 | (*) | (0.08) | 0.08 | (0.01) | (0.03) | * | (*) | (*) | * | * | (*) | (*) | | |
| Asset impairment charges | - | - | 2.80 | 1.07 | 0.93 | - | - | - | - | - | - | - | - | - | - | - | - | | |
| Tax impact | - | - | (0.98) | (0.31) | (0.33) | - | - | - | - | - | - | - | - | - | - | - | - | | |
| Cumulative accounting changes | 0.25 | 0.02 | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | | |
| Tax impact | (0.09) | (0.01) | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | | |
| **Adjusted earnings per share, including MTM - non-GAAP** | $0.81 | $0.87 | $1.39 | $0.57 | $0.84 | $1.21 (a) | $1.26 | $1.36 | $1.45 | $1.55 | $1.66 | $1.77 | $1.89 | $2.02 | $2.17 | $2.33 | $2.49 | | |
| Mark-to-market | | 0.04 | (0.65) | 0.80 | | | | | | | | | | | | | | | |
| Tax impact | | (0.01) | 0.22 | (0.29) | | | | | | | | | | | | | | | |
| **Adjusted earnings per share, excluding MTM - non-GAAP** | NA | $0.90 | $0.96 | $1.08 | NA | NA | NA | NA | NA | NA | NA | NA | NA | NA | NA | NA | NA | | |

| Adjusted 2019 over 2003 CAGR | Adjusted 2019 over 2018 Growth |
|---|---|
| 7% | 7% |

* Less than $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

(b) Reflects the impact of tax reform.

33

34 CMS ENERGY CORPORATION Reconciliation of GAAP Operating Activities to Non - GAAP Operating Activities (Unaudited) (mils) 2020 GAAP Net cash provided by operating activities 1,219$ 531 Non-GAAP Net cash provided by operating activities 1,750$ Add back discretionary pension contribution